AMCAST INDUSTRIAL CORPORATION




                            TRUST AGREEMENT FOR THE:


                          AMCAST INDUSTRIAL CORPORATION
                     NONQUALIFIED SUPPLEMENTARY BENEFIT PLAN

                                       AND

                    EXECUTIVE AGREEMENT WITH LEO W. LADEHOFF




                               September 27, 2000


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I              Name of Trust......................................... 1

                       1.1      Name .........................................1
                       1.2      Purpose.......................................2

ARTICLE II             Definitions   .........................................2

ARTICLE III            Payments to Participants Pursuant to the Plan..........3

                       3.1      Payments......................................3
                       3.2      Order of Payments.............................4

ARTICLE IV             Payment Schedules under Plan...........................4

                       4.1      Payment Schedules.............................4
                       4.2      Modified Payment Schedules....................4
                       4.3      Resolution of Disputes as to
                                     Payment Schedules........................5
                       4.4      Records.......................................5
                       4.5      Withholdings..................................5
                       4.6      Further Assurances............................5
                         4.7 Distributions in the Event
                                     of Taxability............................6

ARTICLE V              The Trust Fund and Funding.............................6

                       5.1      Receipt and Holding of the Trust Fund.........6
                       5.2      Funding of Trust..............................6
                       5.3      Allocation of Contributions...................7
                       5.4      Maintenance of Separate Accounts..............7
                       5.5      Trust Gains and Losses........................8
                       5.6      Reallocation of Separate Account Balances.....8
                       5.7      Additional Funding............................8
                       5.8      Transfer to Another Trustee...................9

ARTICLE VI             Status of Trust and Trustee Responsibility
                       When Company is Insolvent..............................9

                       6.1      Grantor Trust.................................9
                       6.2      Cessation of Payments and Insolvency..........9
                       6.3      Subject to Claims of Creditors
                                     of the Company...........................9
                       6.4      Participant of Subsidiary Corporation.........10

ARTICLE VII            The Trustee's Accounting...............................11

                       7.1      Books and Records.............................11
                       7.2      Trustee's Report..............................11
                       7.3      Availability of Reports to the Participants...11

ARTICLE VIII           Administration of the Trust Fund.......................11

                       8.1      Ownership and Investment of the Trust Fund....11
                       8.2      Powers of the Trustee.........................12
                       8.3      Situs of Assets...............................13
                       8.4      Entire Agreement..............................13

ARTICLE IX             Relating to the Trustee................................14

                       9.1      Liability of the Trustee......................14
                       9.2      Obligations under Law.........................14
                       9.3      Bond......................................... 14
                       9.4      Compensation..................................14
                       9.5      Indemnification...............................14
                       9.6      Acceptance....................................15
                       9.7      No Business Activity..........................15

ARTICLE X              Missing Persons; Incapacitated Participants;
                       Directions; and Notices................................15

                       10.1     Missing Persons...............................15
                       10.2     Incapacitated Participants....................15
                       10.3     Form..........................................15
                       10.4     Proof of any Matter...........................15
                       10.5     Absence of Directions.........................16

ARTICLE XI             Resignation or Removal of Trustee......................16

                       11.1     Successor Trustee.............................16
                       11.2     Final Account.................................16
                       11.3     Transfer and Discharge........................16
                       11.4     Effective Date of Appointment
                                     of Successor Trustee.....................16
                       11.5     Merger or Consolidation.......................16

ARTICLE XII            Protection for Third Persons...........................16

                       12.1     Protection for Third Persons..................16

ARTICLE XIII           Termination; Amendment; and Waiver.....................17

                       13.1     Termination...................................17
                       13.2     Amendment and Waiver..........................17

ARTICLE XIV            General Provisions.....................................17

                       14.1     Ohio Trust....................................17
                       14.2     Nonalienation of Benefits.....................17
                       14.3     Severability..................................18
                       14.4     Arbitration...................................18
                       14.5     Notices.......................................18
                       14.6     Trust Beneficiaries...........................18
                       14.7     Headings......................................18
                       14.8     Counterparts..................................19


Schedule A             Payment Schedule

Schedule B(1)          Amcast Industrial Corporation Nonqualified  Supplementary
                       Benefit Plan

Schedule               B(2)  Executive   Agreement   between  Amcast  Industrial
                       Corporation and Leo W. Ladehoff, dated March 3, 1995 and amended and restated as of August 1, 1997.

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                TRUST AGREEMENT FOR AMCAST INDUSTRIAL CORPORATION
                     NONQUALIFIED SUPPLEMENTARY BENEFIT PLAN
                  AND EXECUTIVE AGREEMENT WITH LEO W. LADEHOFF

                  THIS TRUST AGREEMENT (the "Trust") is entered into this 27th day of September, 2000 by Amcast Industrial Corporation, an Ohio corporation, as grantor (the "Company"), and Fifth Third Bank, Western Ohio , as trustee (the "Trustee"), under the following circumstances:

                           (A) Payments to Participants in the Company's Nonqualified Supplementary Benefit Plan (the "Plan") and to Leo
                W. Ladehoff under the Executive Agreement between the Company and Leo W. Ladehoff, dated March 3, 1995 and amended and restated as of August 1, 1997 (the "Ladehoff Agreement") are not funded or otherwise secured, and the Company by this Trust desires to provide further assurance to Participants and Ladehoff that the deferred payments provided for under the Plan and the Ladehoff Agreement will be timely made when due by depositing with the Trustee, subject only to the claims of the Company's existing or future general creditors in the event of the Company's Insolvency as defined at Section 6.2, assets for use in making such deferred payments;

                           (B) The Company desires that upon satisfaction of all
                liabilities of the Company to all Participants under the Plan and Ladehoff under the Ladehoff Agreement, any assets remaining in the Trust shall be transferred to the Company; and

                           (C) It is the  intention  of the  parties  that  this
                Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan or the Ladehoff Agreement as unfunded arrangements maintained for the purpose of providing deferred compensation for former employees of the Company for purposes of Title I of the Employee Retirement Income Security Act of 1974.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                                  NAME OF TRUST

                  1.1 Name. This Trust may be referred to as the "Trust Agreement for the Amcast Industrial Corporation Nonqualified Supplementary Bene-fit Plan and Executive Agreement with Leo W. Ladehoff."

                  1.2 Purpose. This Trust is established for the purposes set forth in Preambles A through C to this Trust.


                                   ARTICLE II

                                   DEFINITIONS

   The following terms used in this Trust shall have the following meanings:

                  "Annuity Contracts" means, collectively, the annuity contracts issued by insurance companies with respect to particular Participants in the Plan and Ladehoff which have been contributed to the Trust by the Company and are still held in the Trust Fund.

                  "Board" means the Board of Directors of the Company.

                  "Change of Control" shall mean and be deemed to have occurred if (i) any "person" (as such term is defined in Sections 13(d) of the Exchange
Act) other than the Company or an entity then controlled by the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for the election by the Company's shareholders, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period; (iii) the Company merges or consolidates with another corporation and an entity controlled by the Company immediately prior to the merger or consolidation is not the surviving entity or if the Company is the surviving entity, holders of 80% or more of the voting power of the Company immediately prior to the merger or consolidation do not own, immediately after the merger or consolidation, 65% or more of the voting power of the surviving entity; or (iv) a sale, lease, exchange, or other disposition of all or substantially all of the assets of the Company takes place.

                  "Company"  means  Amcast  Industrial   Corporation,   an  Ohio
corporation, and any successor to such entity.

                  "Executive   Participant"   means  certain   Participants   as
described in the Plan.

                  "Fiscal Year" means the fiscal year of the Company.

                  "Fully Funded" means that each respective Individual Participant Separate Account, Group Separate Account and Ladehoff Separate Account in the Trust has assets equal to the present value of all payments that the Company is required to make to such Participant and Ladehoff in accordance with the Payment Schedules, with such present value amount being calculated in accordance with the manner described in the Ladehoff Agreement and the Plan, provided that to the extent than an Annuity Contract is credited to an Individual Participant Separate Account or the Ladehoff Separate Account, such account is deemed to be Fully Funded.

                  "Group Separate Account" shall have the meaning ascribed to it as Section 5.3.

                  "Individual Participant Separate Account" shall have the meaning ascribed to it at Section 5.3.

                  "Insolvent" shall have the meaning ascribed to it at Section 6.2.

                  "Ladehoff" means Leo W. Ladehoff.

                  "Ladehoff Agreement" means the Executive Agreement between the Company and Ladehoff, dated March 3, 1995 and amended and restated as of August 1, 1997.

                  "Ladehoff Separate Account" shall have the meaning ascribed to it at Section 5.3.

                  "Net Present Value" shall have the same meaning as given in the Plan and the Ladehoff Agreement.

                  "Participant" means any person the Company has identified in Schedule A to this Agreement as a participant in the Plan and a beneficiary who succeeds to the interest of any such person in accordance with the Plan.

                  "Payment  Schedule"  shall have the meaning  ascribed to it at
Section 4.1.

                  "Plan" means the Amcast Industrial Corporation Nonqualified Supplementary Benefit Plan, as adopted by the Company on May 29, 1991 and Amended and Restated as of June 1, 2000 and as the same may be amended by the Company from time to time.

                  "Separate  Accounts"  means,   collectively,   the  Individual
Participant Separate Accounts, the Ladehoff Separate Account, and the Group Separate Account.

                  "Trust" means the trust created by this Agreement.

                  "Trust Fund" shall have the meaning ascribed to it at Section 5.1.

                  "Trustee" means any trustee from time to time serving as the trustee of the Trust.

                                   ARTICLE III

                            PAYMENTS TO PARTICIPANTS
                              PURSUANT TO THE PLAN

                  3.1 Payments. Except as otherwise provided at Section 3.2 or 6.2, the Trustee shall, on behalf of the Company and out of the Trust Fund, make payments to Participants required under the Plan and to Ladehoff under the Ladehoff Agreement in accordance with Payment Schedules delivered to the Trustee pursuant to Article IV. The Company shall continue to be liable to make such payments to the Participants and Ladehoff required under the terms of the Plan and the Ladehoff Agreement to the extent such payments have not been made out of the Trust Fund or otherwise by the Company. Payments made from Trust assets to the Participants and Ladehoff in respect of the Plan or the Ladehoff Agreement pursuant to Article IV shall, to the extent of such payments, satisfy the Company's obligation to pay benefits to such Participants under the Plan and to Ladehoff under the Ladehoff Agreement.

                  3.2 Order of Payments. Except as provided in this Section 3.2, if, at the time a payment is due and payable to a Participant or Ladehoff, the Separate Accounts are credited with assets, the Trust shall make the required distributions to the respective Participant and Ladehoff. If a Separate Account is not credited with an Annuity Contract and is not credited with sufficient assets to make a distribution to the respective individual, the Trustee shall make a distribution from the remaining Trust assets (other than from the Annuity Contracts) and shall proportionately reduce all of the Separate Accounts by such distribution (but without reducing a Separate Account to the extent that it is credited with an Annuity Contract). To the extent that an Individual Participant Separate Account is credited with an Annuity Contract, such Trust asset shall be used only to make payments to such Participant, except as provided in Article
VI. If the Separate Accounts and the Ladehoff Separate Account are credited with an amount below the Aggregate Payment Obligation, defined in Section 5.7, the Company shall make the recalculation and additional contribution required by
Section 5.7. If the Company fails to make required distributions or fails to make contributions to the Trust as required by Section 5.2 or 5.7, the Trustee, if instructed by the affected Participant, shall bring an action against the Company seeking a court order directing the Company to make the payments required to be made by it under this Section 3.2 and directing the Company to contribute to the Trust in a lump sum an amount equal to the amount required by this Trust and the Plan and Ladehoff Agreement.

                                   ARTICLE IV

                          PAYMENT SCHEDULES UNDER PLAN

                  4.1 Payment Schedules. In connection with the transfer of assets to the Trust with respect to a Participant, the Company will list on or revise and add on Schedule A hereto certain information concerning such Participant and the payment obligations of the Company to each Participant under the Plan or such data and other information as is sufficient for the Company to calculate the payment obligation of the Company to the Participant and the payment obligations of the Company to Ladehoff under the Ladehoff Agreement (the "Payment Schedule"). The Company has attached to this Agreement, a true and accurate copy of the Plan as Schedule B(1) and the Ladehoff Agreement as Schedule B(2).

                  4.2 Modified Payment Schedules. On each annual anniversary of the date specified in Section 4.1, a modified Payment Schedules shall be delivered by the Company to the Trustee and to each Participant (as it pertains to such Participant) or Ladehoff reflecting the remaining payment obligations of the Company. The Trustee shall make payments from the Trust assets to a Participant or Ladehoff in accordance with the provisions of the Payment Schedule applicable to such Participant or Ladehoff, as the case may be. In the event that a Participant or Ladehoff reasonably believes that the Payment Schedule, as originally issued or as modified, does not properly reflect the amount payable to such Participant (or Ladehoff) or the formula for determining such amount or the time of payment in accordance with the Plan (or the Ladehoff Agreement), such Participant (or Ladehoff) shall be entitled to deliver to the Trustee written notice (the "Participant's Notice") setting forth payment instructions for the amount the Participant believes is payable under the relevant terms of the Plan. The Participant shall also deliver a copy of the Participant's Notice to the Company within three (3) business days of the delivery to the Trustee. The Trustee shall promptly confirm with the Company that the Company has received a copy of the Participant's Notice. If the Company supplies written objection within the thirty (30) business days, the Trustee shall resolve the dispute in accordance with the provisions of Section 4.3.

                  4.3 Resolution of Disputes as to Payment Schedules. If the Trustee receives written objection from the Company within thirty (30) business days after the Trustee has confirmed the Company's receipt of the Participant's Notice, the Trustee shall refer the question of proper calculation to the Company's independent actuary to determine the Participant's (or Ladehoff's) entitlement to payment under the Plan (or Ladehoff Agreement). The Trustee shall rely on the calculation of the Company's actuary as to payment to be made to the Participant or Ladehoff and shall make payment according to its calculation.

                  4.4 Records. The Company shall keep true and accurate books and records with respect to its obligations to the Participants under the Plan and to Ladehoff under the Ladehoff Agreement and shall provide such information and access to such books and records to the Trustee at such time or times as the Trustee shall reasonably request. The Company shall provide the Trustee with any information stating that payments to a Participant or Ladehoff are to commence. If at any time the Company fails or refuses to give the Trustee data or information it requests, or to provide the Trustee access to such books and records, the Trustee shall be entitled to rely on the Company's independent actuary in order to establish a true and accurate Payment Schedule.

                  4.5 Withholdings. The Company shall instruct the Trustee to make provision for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan or the Ladehoff Agreement and the Trustee shall pay such amounts to the Company. The Company shall then pay amounts withheld to the appropriate taxing authorities and satisfy the appropriate reporting requirements, unless otherwise agreed that the Trustee shall be responsible for the withholding and reporting of such taxes.

                  4.6 Further Assurances. The Trustee shall, at any time and from time to time, administer this Trust as may be necessary or proper to effectuate the purposes of this Trust. If the Trustee receives a substantially unqualified opinion of tax counsel selected by the Trustee, which opinion states that the Participants or Ladehoff are subject to Federal income tax on amounts held in this Trust prior to the distribution to the Participants or Ladehoff of such amounts, the Trustee shall, to the extent practicable, take such action and administer the Trust Fund in such a manner so as to prevent the Trust Fund from being immediately taxable income to the Participants or Ladehoff before making any distributions pursuant to Section 4.7, provided that the Trustee shall not return any portion of the Trust Fund to the Company.

                  4.7 Distributions in the Event of Taxability. In the event of any final determination by the Internal Revenue Service or a court of competent jurisdiction (meaning the determination is not appealable or the time for appeal or protest of which has expired), or the receipt by the Trustee of a substantially unqualified opinion of tax counsel selected by the Trustee, which determination determines, or which opinion opines, that the Participants or any particular Participant or Ladehoff, is subject to Federal income taxation on amounts held in the Trust prior to the distribution to the Participants or Participant or Ladehoff of such amounts and no curative action is available under Section 4.6, the Trustee shall, on receipt by the Trustee of such opinion or notice of such determination, pay to each Participant or Ladehoff the portion of the Trust assets includable in such Participant's or Ladehoff's Federal gross income, provided as a condition of receiving such payment the Participant receiving such payment or Ladehoff with respect to amounts distributed to him deliver to the Trustee a written agreement stating that the payment being made is in satisfaction of the obligations of the Company due to him in respect of which the payment is made, after taking into consideration that such payment is being made prior to the required distribution date, and the Company concurs in such agreement which concurrence shall not be unreasonably withheld.

                  Any benefit to which a Participant becomes entitled following the payment by the Trust pursuant to this Section 4.7 shall be offset by taking into account the amount previously distributed pursuant to the preceding provisions of this Section 4.7 determined on a future value basis calculated based on the rate of return equal to the average of the Lehman Brothers Long T-Bond rate as stated in the Wall Street Journal on the first business day of February and August during the applicable period or, if no such index exists, on a comparable index. The amount payable pursuant to this paragraph shall be calculated by the Company.

                                    ARTICLE V

                           THE TRUST FUND AND FUNDING

                  5.1 Receipt and Holding of the Trust Fund. The Trustee will accept and hold all cash contributions, Annuity Contracts, and other property transferred and delivered to the Trustee by the Company or at the Company's direction. All contributions and property received by the Trustee, plus income and appreciation, constitute the trust fund (the "Trust Fund").

                  5.2 Funding of Trust. The Trust shall be funded with respect to the Company's obligations under the Plan and the Ladehoff Agreement as follows: (i) on the date this Trust is established, the Company shall contribute $1,000 to the Trust which shall be allocated to the Group Separate Account; (ii) thereafter and prior to a Change of Control, the Company shall deliver to the Trustee additional contributions of cash and property as the Company shall from time to time determine or shall be required to deliver to the Trustee under the Plan or the Ladehoff Agreement, and (iii) upon the occurrence of a Change of Control, the Company shall contribute to the Trust such additional cash or property as may be required so that after giving effect to such contribution, the Trust is Fully Funded. In accordance with Section 3.5 of the Plan, an Executive Participant, may instruct the Trust to purchase and credit such Participant's Individual Participant Separate Account with an Annuity Contract.

                  5.3 Allocation of Contributions. Cash, property, Annuity Contracts, and proceeds of Annuity Contracts shall be allocated by the Trustee to separate accounts established under this Trust for the benefit of Ladehoff (the "Ladehoff Separate Account"), for the benefit of any Participant on behalf of whom the Company has directed that cash, Annuity Contracts, or other property be held in a separate account maintained for such Participant (an " Individual Participant Separate Account"), or for the benefit of all Participants for whom individual separate accounts have not been established (the "Group Separate Account"), as follows:

                  (a) Any Annuity Contracts relating to Ladehoff and any survivor thereunder shall be allocated to the Ladehoff Separate Account;

                  (b) Any other Annuity Contract relating to a particular Participant and any survivor thereunder shall be allocated to that Participant's Individual Participant Separate Account;

                  (c) Cash contributions or contributions of other property, excluding Annuity Contracts, pursuant to Section 5.2(ii) shall be credited to the Separate Account specified by the Company at the time of contribution or if not specified at the time of contribution, then in accordance with the allocation formula at subsection (d) of this Section;

                  (d) Contributions to the Trust pursuant to Sections 5.2(iii) shall be allocated to the Separate Accounts as follows:

                           (i) First, to the Separate Accounts of those Participants for whom the Net Present Value Amount, of unpaid payment obligations of the Company to the Participants under the Plan and to Ladehoff pursuant to Section 6(a) of the Ladehoff Agreement exceeds the account balance of the Separate Accounts of such Participants and Ladehoff in an amount equal to the total of such excesses (or the amount of such subsequent contribution if less), with such allocations made in the ratio that such excesses in respect of each such Separate Account bears to the total of such excesses of all such Separate Accounts; and

                           (ii) Next, there shall be allocated that amount necessary to equalize the Separate Accounts of all Participants so that the ratio of the Net Present Value Amount, of unpaid payment obligations of the Company to a particular Participant to the account balance of the Separate Account for such Participant is, to the extent practicable, the same for all Separate Accounts.

                  5.4 Maintenance of Separate Accounts. The Separate Accounts shall be credited with the following items as indicated below:

                  (a) the full amount of any payments under an Annuity Contract principally related to a particular Participant and any survivor thereunder shall be credited to the Individual Participant Separate Account for such Participant;

                  (b)      the allocable  share of contributions as  provided in
        Section 5.2(ii) or 5.2(iii);

                  (c) the allocable share of Trust Fund income and gains as provided in Section 5.5; and

                  (d) the allocable share of Separate Account reallocations as provided in Section 5.6.

                  The Separate Accounts of the Participants or Ladehoff, as the case may be, shall be charged with the following items:

                  (a) any payments to the Participants or Ladehoff from the Trust; and

                  (b) the allocable share of expenses and losses of the Trust as provided in Section 5.5.

                  All payments to a Participant or Ladehoff in respect of the Plan or the Ladehoff Agreement shall be charged solely to the Individual Separate Participant Account of the Participant in the case of a Participant with such a separate account, the Ladehoff Separate Account in the case of a payment to Ladehoff, or, if the Participant does not have a Individual Participant Separate Account, then the Group Separate Account.

                  5.5 Trust Gains and Losses. Income, gains, expenses and losses of the Trust shall be allocated among the Separate Accounts annually. Such amounts shall be allocated ratably to the Separate Accounts in the ratio that the prior fiscal year-end account balance of a particular Separate Account bears to the account balances of all Separate Accounts, not taking into account Annuity Contracts credited to any Separate Accounts.

                  5.6 Reallocation of Separate Account Balances. When all of the Company's payment obligations to a Participant under the Plan have been satisfied, any balance remaining in the Individual Participant Separate Account of such Participant shall be reallocated among the other Separate Accounts of Participants who are still entitled to payments under the Plan. Except as provided in Article VI and Section 13.1, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan(s).

                  5.7 Additional Funding. If Trust Funds have been delivered to the Trustee pursuant to 5.2(iii), then the Company shall, as soon as practicable after the end of each Fiscal Year, recalculate the amount necessary to Fully Fund the Separate Accounts with respect to the amounts payable to Participants under the Plan and to Ladehoff under the Ladehoff Agreement and in accordance with the Payment Schedules for the Participants and Ladehoff delivered to the Trustee pursuant to Sections 4.1 and 4.2 (herein referred to as the "Aggregate Payment Obligation"), provided that to the extent that an Annuity Contract is credited to an Individual Participant Separate Account or the Ladehoff Separate Account such account is deemed Fully Funded and the Aggregate Payment Obligation shall not include benefits to be funded with such Annuity Contract. If the Aggregate Payment Obligation exceeds the fair market value of the assets credited to the Separate Accounts (excluding any Annuity Contracts) at the end of the most recently completed Fiscal Year, then there exists a funding deficiency to the extent of such excess; and the Company shall by no later than 90 days after the end of such Fiscal Year contribute to the Trustee additional cash, property, or any combination of the foregoing having a fair market value equal to the amount of the funding deficiency.

                  5.8 Transfer to Another Trustee. The Company may direct the Trustee to transfer the Trust Fund to a successor trustee as set forth in
Section 11.1. The Trustee immediately will comply with that direction. When that transfer is completed, the Trustee will be relieved from all further obligations in connection with the Trust Fund.

                                   ARTICLE VI

                           STATUS OF TRUST AND TRUSTEE
                    RESPONSIBILITY WHEN COMPANY IS INSOLVENT

                  6.1 Grantor Trust. The Trust is intended to be exempt from the participation, vesting, funding and fiduciary requirements of the Employee Retirement Income Security Act of 1974, as amended. Unless otherwise agreed to by the Trustee and the Company, the trust shall not file an Internal Revenue Service Form 1041 nor be treated as a trust within the meaning of Section 671 of the Internal Revenue Code. All income and deductions attributable to the Trust Fund shall be reported by the Company. The Trust Fund shall at all times be subject to the claims of the creditors of the Company as set forth in Section 6.3.

                  6.2 Cessation of Payments and Insolvency. The Trustee shall cease payment of benefits to Participants and Ladehoff if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                  6.3 Subject to Claims of Creditors of the Company. At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                  (a) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall appoint a nationally recognized accounting firm ("Accounting Firm") to determine whether the Company is Insolvent and, during such determination process, the Trustee shall discontinue payment of benefits to Participants and Ladehoff.

                  (b) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may conclusively rely upon the determination of the Accounting Firm pursuant to this Section 6.3 hereof, and the Trustee's sole responsibility with respect to determination of Insolvency shall be prudent selection of the Accounting Firm in the event such selection is required hereunder.

                  (c) If at any time the Trustee has knowledge (through notice from the Board of Directors and the Chief Executive Officer of the Company or written notice from a person claiming to be a creditor of the Company) that the Company is Insolvent, the Trustee shall discontinue payments to Participants and Ladehoff and shall hold the assets of the Trust for the benefit of Company's general creditors.
         Nothing in this Trust shall in any way diminish any rights of Participants and Ladehoff to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

                  (d) The Trustee shall resume the payment of benefits to Participants and Ladehoff in accordance with this Trust only after the Trustee has received the following certification or an order that the Company is not Insolvent (or is no longer Insolvent):

                           (i)  the Trustee receives written certification  from
                the Accounting  Firm  appointed   pursuant to  this Section  6.3
                hereof that the Company is not Insolvent: or

                           (ii) the  Trustee  receives  an order  from a federal
                regulatory agency or a court of competent jurisdiction directing such payment of benefits or other dispositions of Trust assets.

         Notwithstanding any provisions of the Trust to the contrary, the Trustee shall not make any distributions if such distribution would violate an order issued by a court of competent jurisdiction.

                  (e) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section
         6.3 and subsequently resumes such payments, the first payments following such discontinuance shall include the aggregate amount of all payments due to Participants and Ladehoff under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participants and Ladehoff by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                  6.4 Participant of Subsidiary Corporation. With respect to a Participant employed or formerly employed by a subsidiary corporation of the Company, this Article VI shall apply (a) on the basis that an amount of assets in the Trust sufficient to Fully Fund the payments to be made to such Participant or, the assets, if any, in the Separate Account of such Participant is a [grantor trust] of such subsidiary corporation, (b) with the general creditors of the Company and the subsidiary corporation of the Company having a claim on the assets in such Separate Account and (c) based on the Insolvency of the Company or the subsidiary corporation of the Company.

                                   ARTICLE VII

                            THE TRUSTEE'S ACCOUNTING

                  7.1 Books and Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in respect of the Trust Fund. Those accounts and related records may be inspected by any person designated by the Company. The Trustee shall retain those records and supporting data for the period required by law. Except for Annuity Contracts, all Trust assets may be commingled for purposes of investment.

                  7.2 Trustee's Report. Within 60 days after the end of each
Fiscal  Year, the  Trustee  shall  file  a  written  report  with   the  Company
containing:

                  (a) A description of investments, receipts, disbursements and other transactions effected by the Trustee during the most recently completed Fiscal Year;

                  (b) An exact description of any asset transferred to the Trustee or transferred by the Trustee to any other person during such Fiscal Year;

                  (c) An exact description of assets sold or purchased by the Trustee during such Fiscal Year, the cost of each item purchased and the net proceeds of each item sold;

                  (d) An exact description of all assets held by the Trustee as of the close of business on the last day of such Fiscal Year, and the cost and fair market value of each item (other than Life Insurance Policies and Annuity Policies) determined as of the same date; and

                  (e) Any other information required by law to be filed on be-half of the Trust.

                  The information described in subsections (a), (b) and (c), above, may be given in the form of monthly or quarterly reports, if those reports, taken together, contain the required information.

                  7.3 Availability of Reports to the Participants. Any reports delivered to the Company pursuant to this Article VII shall be delivered to the Participant and Ladehoff upon his written request to the Trustee, with a copy of such request being furnished to the Company by the Trustee.

                                  ARTICLE VIII

                        ADMINISTRATION OF THE TRUST FUND

                  8.1  Ownership  and  Investment  of the  Trust  Fund.  (a) The
Trustee is the legal owner of all Trust Fund assets and, subject to this Article, shall invest and reinvest the Trust Fund. Any amounts reasonably necessary to meet contemplated payments or to be transferred from the Trust Fund may be deposited temporarily in the commercial department of any bank or trust company. The Trustee will not be liable for any interest on those deposits except for interest actually paid by the bank or trust company or, if the deposit is with the Trustee's own commercial department, interest at the legally permitted rate agreed to by the Trustee and the Company. Alternatively, the Trustee may make temporary deposits in governmental obligations, certificates of deposit, commercial paper, commercial paper master notes or a common trust fund maintained by the Trustee for temporary cash investments.

                  (b) Except (i) as provided in Section 8.2(a) and (ii) with respect to the purchase of an annuity policy in accordance with the parameters of Section 3.5 of the Plan and the instructions of an Executive Participant, as discussed in Section 5.2 hereof, all investment decisions associated with the Annuity Contracts shall be exercised by the Company. After the acquisition of an Annuity Contract, the Trustee shall have no duty or obligation to review the Annuity Contracts so acquired, nor to make any recommendations with respect to the investment, reinvestment or retention thereof.

                  8.2 Powers of the Trustee. Subject to this Article, Article 5 and Sections and 9.2 and in addition to the powers generally given to trustees by law, the Trustee:

                  (a) May own the Annuity Contracts as Trust investments and take such action with respect to such contracts as necessary to carry out the terms of the Trust, including but not limited to the payment of premiums, but at any time that the Trustee determines that it is necessary to surrender or borrow against the Annuity Contracts, including without limitation partial surrenders, in order to raise funds to pay current or future benefits to the individual in whose Separate Account the Annuity Contracts are credited, the Trustee shall give written notification to the Company stating its intention.
         Thereupon, the Company shall have thirty (30) days in which to contribute additional assets to the Trust in the amount stated in the Trustee's written notification, and the Trustee shall then refrain from making surrenders until such subsequent time(s), if any, that the Trustee determines that it is necessary to make surrenders, whereupon the Trustee shall again give written notification of intention to surrender an Annuity Contract and the Company shall again have the right to make additional contributions of assets in the manner set forth above.

                  (b) May invest and reinvest the Trust Fund (except as provided in subsection (a), above, with respect to Annuity Contracts) in (i) obligations issued or guaranteed by the United States or by any person controlled or supervised by and acting as an instrumentality of the United States pursuant to authority granted by Congress; (ii) obligations issued or guaranteed by any state or political subdivision thereof having a rating equal to or higher than the current A rating classification of Moody's Investors Service, Inc. or the current A rating classification of Standard & Poor's Corporation, both of New York, New York, or their successors; (iii) commercial or finance paper of any corporation (through mutual funds or directly) having a net worth of $50,000,000 and having a rating classification equal to or higher than the current P-1 rating classification of Moody's Investors Service, Inc. or the current A-1 rating classification of Standard & Poor's Corporation, both of New York, New York or their successors;
         (iv) bankers' acceptance drawn on and accepted by banks or trust companies organized under the laws of the United States of America or any state thereof, having a reported capital and surplus of at least $50,000,000 in dollars of the United States of America or bankers' acceptance drawn on and accepted by the Trustee; (v) certificates of deposit maturing within twelve months of the Trustee or of banks or trust companies, organized under the laws of the United States of America or any state thereof, having a reported capital and surplus of at least $50,000,000 in dollars of the United States of America and which has a rating at least equal to the rating required in (iii) above; and (vi) repurchase agreements collateralized with obligations described in (i) above; (vii) money market funds the assets of which are of the types specified above; and (viii) preferred or common stock of any company (other than the Company or any successor thereto), provided that at the time any such security is acquired (directly or through a mutual fund) (1) the security is listed for trading upon the New York Stock Exchange, Inc., or such securities are owned by a mutual fund that has at least 50% of its assets invested in securities listed for trading upon the New York Stock Exchange, Inc. (2) no more than 2% of the assets of the Trust, determined at the time the investment is made, are invested in the preferred or common stock of any one company, unless the investment is owned through a mutual fund and (3) no more than 30% of the assets of the Trust are invested, determined at the time an investment pursuant to this clause is made, in preferred or common stock; provided that any such investment or deposit is not prohibited by law.

                  (c) May abandon, adjust, arbitrate, compromise, or otherwise settle any obligation or liability due to or from it as Trustee, including any tax claim, and/or enforce or contest any claim in legal or administrative proceedings. The Trustee shall not be required to contest any claim unless it has been indemnified against the costs and expenses of that action or unless available Trust Fund assets are sufficient to pay those expenses.

                  (d) May compensate from the Trust Fund, agents, accountants, brokers and counsel (who may be counsel for the Company) and other assistants and advisors which it believes are necessary or desirable for the proper administration of the Trust Fund.

                  (e) May temporarily deposit uninvested funds in a commingled temporary deposit medium maintained by the Trustee, which is composed of certificates of deposit or other obligations issued by the Trustee.

                  (f) May do all other acts, not specifically mentioned above which are necessary to administer the Trust Fund and to carry out the purposes of the Trust.

                  8.3 Situs of Assets. Except as permitted by law, the Trustee may not maintain in the Trust Fund any assets located outside the jurisdiction of the district courts of the United States.

                  8.4 Entire Agreement. The Trustee will have only those powers, duties, or responsibilities set forth in this Agreement.

                                   ARTICLE IX

                             RELATING TO THE TRUSTEE

                  9.1 Liability of the Trustee. The Trustee will exercise its powers and perform its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with those matters would use in the conduct of an enterprise of a like character and with like aim. Except as provided with respect to Annuity Contracts at Section 8.1(b), the Trustee also will diversify Trust Fund investments to minimize the risk of large loss unless under the circumstances the Trustee believes it clearly would be prudent not to diversify. Wherever this Trust Agreement provides that the Trustee must follow directions of the Company, the Board, the legal counsel of the Company, or any person or entity appointed by the Company or its legal counsel to give any information, instruction, discretion or opinion to the Trustees or that the Trustee has no duty or power concerning a matter, the Trustee will not be liable for any harm caused by a direction or lack of a direction or by any exercise or non-exercise of power by another unless the Trustee knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary with respect to the Plan or the Trust.

                  9.2 Obligations under Law. Regardless of any general or specific power or authority granted to it, the Trustee may not engage in any transaction, exercise any power or perform any duty under this Trust in violation of any law (including the Internal Revenue Code and Employee Retirement Income Security Act), or any regulations or rulings issued under those laws.

                  9.3 Bond. Unless required by law, the Trustee is not re-quired to furnish a bond for the faithful performance of its duties.

                  9.4 Compensation. The Trustee will be compensated reasonably as agreed to by the Company and the Trustee. That compensation and all reasonable expenses of administration will be paid directly by the Company. Upon failure of the Company to pay such compensation and expenses, the Trustee may satisfy such obligations out of the Trust Fund; in such event, the Company shall immediately upon demand by the Trustee deposit into the Trust Fund a sum equal to the amount paid from the Trust Fund for such compensation and expenses.

                  9.5 Indemnification. The Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred, including expenses of investigation and fees and disbursements of counsel to the Trustee and any taxes imposed on the Trust Fund or income of the Trust (the "Indemnified Amounts"), arising out of or in connection with the performance by the Trustee of its duties hereunder provided the Indemnified Amounts do not arise out of, and are not connected with, a harm as to which the Trustee may be liable under Section or is judicially determined to arise from the Trustee's gross negligence or wilful misconduct in its performance of responsibilities.

                  The indemnification pursuant to this Section 9.5 shall include any liabilities, losses, damages and expenses resulting from:

                  (a) the failure of the Company, its Board, or any person or entity appointed by any of them to make timely disclosure to the Trustee of information which any of them or any appointee knows or should know if it acted in a reasonably prudent manner; or

                  (b) any breach of fiduciary duty by the Company, its Board, or any person or entity appointed by any of them, other than such a breach which is cause by a failure of the Trustee to perform its duties under this Agreement.

                  Any amount payable to the Trustee under this Section 9.5 and not previously paid by the Company shall be paid by the Company promptly upon demand therefor by the Trustee.

                  9.6 Acceptance. The Trustee accepts the Trust established under this agreement on the terms and subject to the provisions set forth herein, and agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust.

                  9.7 No Business Activity. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                    ARTICLE X

                  MISSING PERSONS; INCAPACITATED PARTICIPANTS;
                             DIRECTIONS; AND NOTICES

                  10.1 Missing Persons. If any payment to be made by the Trustee to a Participant is not claimed or accepted by the Participant, the Trustee shall notify the Company. The Trustee shall not have any obligation to search for or ascertain the whereabouts of any Participant.

                  10.2 Incapacitated Participants. While a Participant who is entitled to a payment or distribution hereunder is under a legal disability or, in the Trustee's opinion, in any way is incapacitated so as to be unable to manage his financial affairs, the Trustee may make any required distribution to a Participant by making it (i) directly to the Participant, (ii) a legal guardian of the Participant, or (iii) in such other manner as the Trustee deems in the best interest of the Participant.

                  10.3  Form.  All  directions,   notices,   certifications  and
amendments to the Trust given by the Company will be in writing; if given by the Company, they will be signed on behalf of the Company.

                  10.4 Proof of any Matter. If required by the Trustee, any matter may be proved conclusively by certification by the Company. The Trustee also may accept or require any other or further evidence it believes to be sufficient or necessary.

                  10.5 Absence of Directions. If the Trustee believes that it must take action under this Trust, it may act in its sole discretion unless direction is provided under this Trust.

                                   ARTICLE XI

                        RESIGNATION OR REMOVAL OF TRUSTEE

                  11.1 Successor Trustee. The Trustee may resign and be discharged from its duties hereunder at any time by giving notice in writing of such resignation to the Company and each Participant specifying a date (not less than thirty (30) days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, the Company shall appoint a successor trustee, such trustee to become Trustee hereunder upon the resignation date specified in such notice. The Trustee shall continue to serve until its successor accepts the trust and receives delivery of the Trust Fund. The Company may at any time substitute a new trustee by giving thirty (30) days notice thereof to the Trustee then acting. The Trustee and any successor thereto appointed hereunder shall be a commercial bank or trust company which is not an affiliate of the Company, and which has equity in excess of $50,000,000.

                  11.2 Final Account. If the Trustee resigns or is removed, and unless the Company accepts without exception the Trustee's final account, the Trustee (or his representative) may settle its account either (a) by beginning an action to procure a judicial settlement or (b) by agreeing on a settlement with the Company.

                  11.3 Transfer and Discharge. If a successor trustee is appointed, the Trustee will transfer the Trust Fund to the successor along with true copies of all relevant records reasonably requested by the successor. The Trustee also will execute all documents necessary to the transfer of the Trust Fund. When it has completed those actions, the Trustee will not be further accountable for any matters covered in its accounting.

                  11.4 Effective Date of Appointment of Successor Trustee. Appointment of a successor trustee will be effective when it delivers to the Company and to the former trustee written acceptance of the appointment. When delivered, this Trust will be interpreted as if the successor trustee had been originally named Trustee. However, the successor trustee will not be liable or responsible for anything done or omitted in the administration of the Trust before its appointment.

                  11.5     Merger or Consolidation.  If the Trustee engages in a
corporate reorganization, the   resulting corporation automatically  will be the
Trustee's successor.

                                   ARTICLE XII

                          PROTECTION FOR THIRD PERSONS

                  12.1 Protection for Third Persons. In dealing with the Trustee, no one other than the Company is required to inquire into the Trustee's authority to take any action authorized by this Trust. Those persons may assume that the Trustee is authorized to take any action which it undertakes and will not be liable for any act done under written direction of the Trustee. Also, those persons may assume that the Trustee is authorized to receive any money or property paid to the Trustee, or paid under the Trustee's written direction. Written certification by the Company of the Trustee's name will be conclusive evidence that the Trustee is qualified to act as Trustee at the date of that certification.

                                  ARTICLE XIII

                       TERMINATION; AMENDMENT; AND WAIVER

                  13.1 Termination. This Trust shall be terminated upon the earliest of any of the following events: (i) the exhaustion of the Trust Fund; or (ii) the final payment of all amounts payable to all of the Participants pursuant to all of the Plan. Promptly upon termination of this Trust, any remaining portion of the Trust Fund shall be paid to the Company.

                  13.2 Amendment and Waiver. This Trust is irrevocable and may not be amended except by an instrument in writing signed on behalf of the parties hereto together with the written consent of the Participants having at least sixty-five percent (65%) of all amounts then held in the Trust credited to their accounts except that in the event a proposed amendment relates to only one of the Participants, then the written consent of Participants required to adopt such an amendment shall mean the written consent of such Participant. The parties hereto, together with the consent of Participants having at least sixty-five percent (65%) of all amounts then held in the Trust credited to their accounts, may at any time waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto or a Participant to any such waiver shall be valid if set forth in an instrument in writing signed by or on behalf of such party or Participant. Notwithstanding the foregoing, any such amendment or waiver may be made by written agreement of the parties hereto without obtaining the consent of the Participants if such amendment or waiver does not, in the written opinion of qualified counsel addressed to the Company and the Trustee, adversely affect the rights of the Participants hereunder. No amendment or waiver relating to this Trust may be made which only affects a particular Participant or Ladehoff unless such Participant or Ladehoff has agreed in writing to such amendment or waiver.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

                  14.1 Ohio Trust. The Trust will be construed and enforced according to the laws of the State of Ohio and the United States.

                  14.2   Nonalienation   of   Benefits.   Benefits   payable  to
Participants, Ladehoff and their beneficiaries under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process. Participants, Ladehoff and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company.

                  14.3 Severability. In the event that any provision of this Trust or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

                  14.4 Arbitration. Any dispute between the Participants or Ladehoff and the Company or the Trustee as to the interpretation or application of the provisions of this Trust and amounts payable hereunder shall be determined exclusively by binding arbitration in Dayton, Ohio, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

                  14.5 Notices. Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally or by prepaid registered or certified mail, return receipt requested, addressed as follows:

         If to the Company:         Amcast Industrial Corporation
                                    7887 Washington Village Drive
                                    Dayton, Ohio  45458
                                    Attn: Corporate Secretary

         If to the Trustee:         Fifth Third Bank, Western Ohio
                                    P. O. Box
                                    Piqua, OH 45356
                                    Attn: Neill Haas

If to a Participant, to the address of such Participant as listed next to his name on Schedule A hereto.

                  A notice shall be deemed received upon the date of delivery if given personally or, if given by mail, upon the receipt thereof.

                  14.6 Trust Beneficiaries. Each Participant and Ladehoff are an intended beneficiary under this Trust, and shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto.

                  14.7 Headings. The headings and subheadings in this Agree-ment are inserted for convenience of reference only and are not to be considered in the construction of its provisions.

                  14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original; all counterparts constitute the same instrument, sufficiently evidenced by any one counterpart.

                  IN WITNESS WHEREOF, the Company and the Trustee have caused this instrument to be executed this 27th of September, 2000.


                                    "Company"

                                    Amcast Industrial Corporation


                                    By /s/ DENIS G. DALY
                                    --------------------
                                         Name:  Denis G. Daly
                                         Title:    Vice President
                                                      General Counsel
                                                      And Secretary

                                   Attest /s/ FRANCESCO FERRANTE
                                   -----------------------------




                                    "Trustee"

                                Fifth Third Bank,


                                    By /s/ JOHN M. FOLTZ
                                    --------------------
                                          Name:  John M. Foltz
                                          Title:    Assistant Vice President

                                       A-1
                          SCHEDULE A - PAYMENT SCHEDULE

                          AMCAST INDUSTRIAL CORPORATION
                                 TRUST AGREEMENT
                                     , 2000

         1. Persons who are Participants in the Amcast Industrial Corporation Nonqualified Supplementary Benefit Plan ("Plan"):
               -----------------------------------------------------------------

        Name and                       Address for
      Date of Birth                 Notices and Payments     Social Security No.
      -------------                 --------------------     -------------------

         2. Payment Obligation of Company to each Participant:The Company has furnished to the Trustee true and accurate copies of the Plan. Under the Plan, a monthly retirement benefit is payable at the same time a monthly benefit is payable to the Participant under the Amcast Industrial Corporation Merged Pension Plan. The amount of the benefit is determined based on formulas contained in the Plan. On the dates specified in Sections 4.1 and 4.2, the Company shall furnish to the Trustee a Payment Schedule and a Modified Payment Schedule setting forth the specific amount of the required payments and the period over which payments are to be made. In the event the Company fails to furnish a Payment Sched-ule or a Modified Payment Schedule, the Trustee may act pursuant to Sections 4.3, 4.4 and 10.5. The Company represents and warrants that it will maintain accurate books and records with respect to the Company's payment obligations to Participants under the Plan and provide the Trustee with access to such books and records as may be necessary for the Trustee to carry out its responsibilities under the Trust, including the calculation of benefits payable to an Participant in the event that the Company fails to furnish a Modified Payment Schedule to the Trustee on a timely basis.

         3.    Set forth below is the Company's payment obligation to Ladehoff:
               ---------------------------------------------------------------

                  The undersigned Company hereby certifies the accuracy of the foregoing Schedule A this __ day of ____________2000.

                          Amcast Industrial Corporation


                                       By
                                        ------------------------------
                                              Name:
                                              ------------------------
                                              Title:
                                              ------------------------

                                       B-1
                  SCHEDULE B(1) - AMCAST INDUSTRIAL CORPORATION
                     NONQUALIFIED SUPPLEMENTARY BENEFIT PLAN

                                       B-2
                   SCHEDULE B(2) - EXECUTIVE AGREEMENT BETWEEN
                        AMCAST INDUSTRIAL CORPORATION AND
                    LEO W. LADEHOFF, DATED MARCH 3, 1995 AND
               AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 1997